EXHIBIT 99.1


                 STRATFORD AMERICAN CORPORATION AND SUBSIDIARIES
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


     The  following  unaudited  pro  forma  condensed   consolidated   financial
information  is  based  on the  historical  financial  statements  of  Stratford
American Corporation and its majority and wholly owned subsidiaries (the "Company"), adjusted to give effect to the following transaction:

     (1) The sale by Scottsdale Thompson Peak, LLC, of which the Company owns 80% of the membership interests in, of property located at 20225 North Scottsdale Road, Scottsdale, Arizona (the "Property").

     On August 30, 2004, Scottsdale Thompson Peak, LLC entered into a Purchase and Sale Agreement to sell the Property to Holualoa Arizona, Inc. for $31,400,000. The cash proceeds for the transaction amounted to approximately $7,468,000.

     The Unaudited Pro Forma Condensed Consolidated Statements of Operations Information for the year ended December 31, 2003 and the nine months ended September 30, 2004 give effect to the above transaction as if it had occurred as of January 1, 2003. The Unaudited Pro Forma Condensed Consolidated Balance Sheet Information as of September 30, 2004 give effect to the transaction as if it had been completed as of September 30, 2004. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that management believes are reasonable. The Company's historical consolidated statement of operations for the year ended December 31, 2003 presents Stratford American Corporation's results of operations on a continuing basis, while the historical consolidated statement of operations for the nine months ended September 30, 2004 presents the Company's results of operations on a discontinued operations basis.

     The pro forma financial information does not purport to represent what the Company's results of operations or financial condition would actually have been had these transactions in fact occurred on such dates or to project the Company's results of operations or financial condition for any future date or period. The pro forma financial information should be read in conjunction with the consolidated financial statements and related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's most recent annual report on Form 10-KSB and quarterly report on Form 10-QSB.

                 STRATFORD AMERICAN CORPORATION AND SUBSIDIARIES
 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS INFORMATION
                          YEAR ENDED DECEMBER 31, 2003

                                                               Pro Forma
                                                              Adjustments
                                               Historical       for Sale          Pro Forma
                                             ------------    ------------        ------------
REVENUES:
  Oil and gas revenue                        $    737,000    $          0        $    737,000
  Property rental income                        2,485,000      (2,485,000)  (1)             0
  Gain on restructuring of payables               614,000               0             614,000
  Interest and other income                       121,000               0             121,000
                                             ------------    ------------        ------------
                                                3,957,000      (2,485,000)          1,472,000
EXPENSES:
  General and administrative                      642,000               0             642,000
  Depreciation, depletion and amortization        825,000        (534,000)  (2)       291,000
  Oil and gas operations                          207,000               0             207,000
  Property rental operations                        5,000          (5,000)  (2)             0
  Interest                                      1,572,000      (1,533,000)  (2)        39,000
                                             ------------    ------------        ------------
                                                3,251,000      (2,072,000)          1,179,000
                                             ------------    ------------        ------------
Net income (loss) before minority
  interest income                                 706,000        (413,000)            293,000

Minority interest share of net income             (72,000)         72,000   (3)             0
                                             ------------    ------------        ------------
Net income (loss) before income taxes             634,000        (341,000)            293,000

Income tax expense                                 12,000               0              12,000
                                             ------------    ------------        ------------
Net income (loss)                            $    622,000    $   (341,000)       $    281,000
                                             ============    ============        ============
Basic and diluted net income (loss)
  per share                                  $       0.06    $      (0.03)       $       0.03
                                             ============    ============        ============
Shares used to compute net income (loss)
  per share                                    10,404,132      10,404,132          10,404,132
                                             ============    ============        ============

Notes to Unaudited  Pro Forma  Condensed  Consolidated  Statement of  Operations
Information:

     (1)  Reflects the removal of property rental income.
     (2) Reflects the removal of the property rental operating expenses, depreciation, amortization and interest associated with the debt.
     (3)  Reflects the removal of the minority interest share of income.

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

                 STRATFORD AMERICAN CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

                                                               Pro Forma
                                                              Adjustments
                                               Historical       for Sale          Pro Forma
                                             ------------    ------------        ------------
REVENUES:
  Oil and gas revenue                        $    712,000    $          0        $    712,000
  Interest and other income                         5,000               0               5,000
                                             ------------    ------------        ------------
                                                  717,000               0             717,000
EXPENSES:
  General and administrative                      437,000               0             437,000
  Depreciation, depletion and amortization        227,000               0             227,000
  Oil and gas operations                          167,000               0             167,000
                                             ------------    ------------        ------------
                                                  831,000               0             831,000
                                             ------------    ------------        ------------
Income (loss) from continuing
  operations before income taxes                 (114,000)              0            (114,000)

Income tax expense                                  2,000               0               2,000
                                             ------------    ------------        ------------
Income (loss) from continuing
  operations                                     (116,000)              0            (116,000)

Income from discontinued operations               297,000        (297,000)  (1)             0
                                             ------------    ------------        ------------
Net income                                   $    181,000    $   (297,000)       $   (116,000)
                                             ============    ============        ============
Basic and diluted net income (loss)
  per share:
  Income (loss) from continuing operations   $      (0.01)   $       0.00        $      (0.01)
  Income from discontinued operations,
    net of tax                                       0.03           (0.03)               0.00
                                             ------------    ------------        ------------

Basic and diluted net income per share       $       0.02    $      (0.03)       $      (0.01)
                                             ============    ============        ============
Shares used to compute net income (loss)
  per share                                    11,078,105      11,078,105          11,078,105
                                             ============    ============        ============

Notes to Unaudited  Pro Forma  Condensed  Consolidated  Statement of  Operations
Information:

     (1) Reflects the removal of the results of operations of the Company's real estate investment, including property rental income, operating expenses, depreciation, amortization, interest associated with the debt, and minority interest.

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

                 STRATFORD AMERICAN CORPORATION AND SUBSIDIARIES
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET INFORMATION
                            AS OF SEPTEMBER 30, 2004

                                                               Pro Forma
                                                              Adjustments
                                               Historical       for Sale          Pro Forma
                                             ------------    ------------        ------------
                    ASSETS

Cash and cash equivalents                    $    751,000    $  5,873,000   (1)  $  6,624,000
Receivables:
  Oil and gas                                     129,000               0             129,000
  Related party                                    14,000               0              14,000
  Other                                             1,000               0               1,000
Oil and gas interests, net                      1,175,000               0           1,175,000
Assets held for sale                           25,215,000     (25,215,000)  (2)             0
Other assets                                      102,000               0             102,000
                                             ------------    ------------        ------------
                                             $ 27,387,000    $(19,342,000)       $  8,045,000
                                             ============    ============        ============

      LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts payable                                   39,000               0              39,000
Accrued liabilities                                63,000               0              63,000
Liabilities held for sale                      23,941,000     (23,941,000)  (3)             0
                                             ------------    ------------        ------------
        Total liabilities                      24,043,000     (23,941,000)            102,000

Shareholders' equity:
   Non-redeemable preferred stock, par
     value $.01 per share; authorized
     50,000,000 shares, none issued
   Common stock, par value $.01 per
     share; authorized 100,000,000
     shares;  issued and outstanding
     11,078,105 shares                            111,000               0             111,000
   Additional paid-in capital                  28,511,000               0          28,511,000
   Accumulated deficit                        (25,267,000)      4,599,000   (4)   (20,668,000)
   Treasury stock, 1,967 shares at cost           (11,000)              0             (11,000)
                                             ------------    ------------        ------------
                                                3,344,000       4,599,000           7,943,000
                                             ------------    ------------        ------------
                                             $ 27,387,000    $(19,342,000)       $  8,045,000
                                             ============    ============        ============

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet Information:

     (1)  Reflects the following adjustments to cash:
          a) Increase resulting from the proceeds of the sale       $ 7,468,000
          b) Decrease resulting from allocation of sale proceeds
             to minority interest owner                              (1,494,000)
          c) Decrease resulting from estimated reserve for
             accounts payable                                           (67,000)
          d) Decrease resulting from allocation of prior period
             cash to minority interest owner                            (34,000)
                                                                    -----------
          Total adjustments to cash                                 $ 5,873,000
                                                                    ===========

     (2) Reflects the removal of the assets sold, including building, land, loan guarantee fees, deferred rent and prepaid interest.

     (3) Reflects the removal of the liabilities sold, including debt and other accruals.

     (4) Reflects increase resulting from the estimated gain from the sale of office building and from the operating results of Scottsdale Thompson Peak, LLC, from October 1 through November 9, 2004, the date of the sale (estimated gain on sale may differ due to changes in accrued liabilities).


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